UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): April 1, 2011

BLUEKNIGHT ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

DELAWARE	001-33503	20-8536826
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

Two Warren Place 6120 South Yale Avenue, Suite 500 Tulsa, Oklahoma	74136
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code:  (918) 237-4000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act(17 CFR 240.14d-2(b))

[ ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act(17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On April 1, 2011, Blueknight Energy Partners, L.P. (the “Partnership”), JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto entered into a First Amendment to Credit Agreement (the “Amendment”).  The Amendment amended the Partnership's credit facility such that certain future modifications to the pro rata sharing provisions among the lenders will now require the consent of lenders holding at least 75% of the outstanding commitments and loans under the credit facility, as opposed to 50%.

On April 5, 2011, the Partnership, JPMorgan Chase Bank, N.A., as administrative agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch (“Rabobank”), entered into a Joinder Agreement whereby (i) Rabobank became a lender under the Partnership’s credit facility and (ii) the Partnership’s revolving credit facility was increased from $75 million to $95 million.  On April 5, 2011, after giving effect to such Joinder Agreement, approximately $36.7 million of revolver borrowings and letters of credit were outstanding under the credit facility, leaving the Partnership with approximately $58.3 million available capacity for additional revolver borrowings and letters of credit under the credit facility.

The foregoing descriptions of the Amendment and the Joinder Agreement are qualified in their entirety by reference to the complete texts of the Amendment and the Joinder Agreement, copies of which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)           Exhibits

EXHIBIT NUMBER		DESCRIPTION

10.1	—	First Amendment to Credit Agreement, dated as of April 1, 2011, by and among Blueknight Energy Partners, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.
10.2	—
Joinder Agreement, dated as of April 5, 2011, by and among Blueknight Energy Partners, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLUEKNIGHT ENERGY PARTNERS, L.P.

	By:	Blueknight Energy Partners G.P., L.L.C.
its General Partner

Date: April 5, 2011	By:	/s/ Alex G. Stallings
Alex G. Stallings
Chief Financial Officer and Secretary

INDEX TO EXHIBITS

EXHIBIT NUMBER		DESCRIPTION

10.1	—	First Amendment to Credit Agreement, dated as of April 1, 2011, by and among Blueknight Energy Partners, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and the lenders party thereto.
10.2	—
Joinder Agreement, dated as of April 5, 2011, by and among Blueknight Energy Partners, L.P., JPMorgan Chase Bank, N.A., as administrative agent, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A. “Rabobank Nederland”, New York Branch.